UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 27, 2009
BENJAMIN FRANKLIN BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-51194	04-3336598

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Main Street, Franklin, Massachusetts	02038

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (508) 528-7000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On January 27, 2009, Benjamin Franklin Bancorp, Inc. (the “Company”) issued a press release reporting its financial results for its fiscal quarter ended December 31, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 8.01. Other Events
On January 27, 2009 Benjamin Franklin Bancorp, Inc. declared a quarterly dividend of $.08 per share of common stock. The dividend will be paid on February 24, 2009 to shareholders of record as of the close of business February 10, 2009.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

99.1	Press release dated January 27, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENJAMIN FRANKLIN BANCORP, INC.
Date: January 29, 2009	By:	/s/ Claire S. Bean
Claire S. Bean
Chief Financial Officer and Treasurer (Principal Financial Officer)

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